QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 7, 2003
Date of Report
(Date of Earliest Event Reported)

TRANSMONTAIGNE INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-11763	06-1052062
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

370 Seventeenth Street, Suite 2750, Denver, CO 80202
(Address of Principal Executive Offices) (Zip Code)

(303) 626-8200
(Registrant's Telephone Number, Including Area Code)

None
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)
Financial statements.

        Not applicable

(b)
Pro forma financial information.

        Not applicable

(c)
Exhibits.

Exhibit Number	Description
99.1	TransMontaigne Inc. earnings press release dated September 29, 2003.
99.2	Reconciliation of EBITDA and Operating Results for Debt Covenant Compliance to Net Earnings
99.3	Supplemental Information—Selected Quarterly Volumetric Data

Item 9. Regulation FD Disclosure.

        TransMontaigne Inc. is providing, in Exhibit 99.3 attached to this Form 8-K, certain volumetric data relating to the weighted average number of barrels sold per day by TransMontaigne pursuant to various sales arrangements, for each of the quarters in the three-year period ended June 30, 2003.

Item 12. Results of Operations and Financial Condition.

        On September 29, 2003, TransMontaigne Inc. announced its consolidated financial results for its fiscal year ended June 30, 2003. A copy of the press release (the "Press Release") is furnished to the United States Securities and Exchange Commission (the "Commission") with this current report on Form 8-K as Exhibit 99.1.

        The furnishing of the information in this Item 12 is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

        Supplement C of TransMontaigne's Press Release included a description of certain non-GAAP financial measures for which a reconciliation to the most directly comparable GAAP financial measure was provided in our Annual Report on Form 10-K for the fiscal year ended June 30, 2003 under "Management's Discussion and Analysis of Financial Condition and Results of Operations." Attached as Exhibit 99.2 to this Form 8-K are the reconciliations relating to the non-GAAP financial measures appearing in Supplement C to the Press Release.

        The information in this current report is being furnished pursuant to Item 9 and Item 12 of Form 8-K and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this current report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Signature

        Pursuant to the requirements of the Securities Exchange Act of 1934, TransMontaigne Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSMONTAIGNE INC.
Dated: October 7, 2003	By:	/s/ RANDALL J. LARSON Randall J. Larson Executive Vice President

Exhibit Index

        The following exhibits are attached hereto and incorporated herein by reference:

Exhibit Number	Description
99.1	TransMontaigne Inc. earnings press release dated September 29, 2003.
99.2	Reconciliation of EBITDA and Operating Results for Debt Covenant Compliance to Net Earnings
99.3	Supplemental Information—Selected Quarterly Volumetric Data

QuickLinks

  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
  Item 9. Regulation FD Disclosure.
  Item 12. Results of Operations and Financial Condition.
Signature
Exhibit Index